UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22949

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Dynamic Convertible and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2015

DATE OF REPORTING PERIOD: November 1, 2014 through October 31, 2015

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS®
INVESTMENTS

# Dynamic Convertible and Income Fund (CCD)

ANNUAL REPORT OCTOBER 31, 2015

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. These include income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential, and enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Dynamic Convertible and Income Fund (CCD) falls into income-oriented total return category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder,

Welcome to your first annual report for the period March 27, 2015 to October 31, 2015, for the Calamos Dynamic Convertible and Income Fund (CCD). The Fund began trading on March 27, 2015, with an initial capital raise of more than $500 million. The offering sought to raise capital to invest in current opportunities in both the convertible and fixed income markets, while taking advantage of favorable borrowing costs to further enhance income. The Fund’s objective is to provide total return through a combination of capital appreciation and current income.

In this report, you will find commentary from the management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos funds that could be suitable for your asset allocation.

Calamos Dynamic Convertible and Income Fund is a total return fund. To help generate income and attempt to achieve a more favorable reward/risk profile, the Fund’s investment team also has the flexibility to sell options on the underlying equities of the convertible holdings. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach while also maintaining a focus on capital gains. We believe the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given the speculation surrounding the Federal Reserve’s potential decision to raise interest rates.

Steady Distributions

During five months of the period, the Fund provided a compelling monthly distribution of $0.1670 per share. We believe the Fund’s current annualized distribution rate, which was 10.39%* on a market price basis as of October 31, 2015, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/15/15 distribution was $0.1670 per share. Based on our current estimates, we anticipate that approximately $0.0686 is paid from ordinary income or capital gains and that approximately $0.0984 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	1

Letter to Shareholders

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 34.)

Market Environment

Investor sentiment shifted back and forth from a “risk-on” to “risk-off” mindset throughout the period. Markets were heartened by factors including continued global accommodative monetary policy, declining U.S. unemployment and healthy consumer activity, and encouraging economic data points in the euro zone. However, investors remained concerned about global monetary policy, including the Federal Reserve’s interest rate strategy. Fears of slowing global growth, especially in China, also contributed to investor anxiety, as did political concerns, which ranged from long-standing global geopolitical tensions to future health care legislation in the U.S.

The U.S. market advanced, with the S&P 500 Index gaining 5.20%. The U.S. convertible market lagged for the year, as the BofA ML All U.S. Convertibles Index fell 3.11%, as some of the smaller cap companies included in the index came under pressure during the final months of the period. The Credit Suisse High Yield Index lost 2.43%, challenged by the high exposure to the struggling energy sector.

We believe the headwinds for traditional fixed income asset classes remain formidable, given paltry yields and the risks associated with an eventual rise in U.S. short-term interest rates. The high yield asset class, particularly energy issuers and bonds rated CCC and below, has also faced pressure due to falling commodity prices, global growth concerns, an approaching rate hike by the Fed, and an increase in expected default rates. As investors have moved to a risk-off posture, we’ve seen a significant widening of spreads. However, we believe that at current valuations, there are opportunities within the high yield market to generate compelling returns over the next year, especially relative to other segments of the fixed income market.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher

2	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Letter to Shareholders

rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, we believe the use of leverage will contribute favorably to the returns of the Fund, as we believe that the performance of the Fund’s holdings will exceed the cost of borrowing.

Outlook

Looking forward, our view is that market volatility is likely to remain high due to global economic, fiscal and monetary policy unknowns. Nonetheless, our team sees many opportunities for investors who take a long-term approach. Our positioning continues to reflect a focus on risk management, as we carefully assess the impact and interaction of top-down macroeconomic factors, market sentiment, and company-specific characteristics.

We believe diversification and thoughtful asset allocation are powerful strategies for navigating these markets. For example, although a higher interest rate environment in the U.S. may create challenges for funds that rely on traditional fixed income securities, other types of investments—such as convertible securities—may help diversify a portfolio’s vulnerability to short-term downturns in the stock market, likely with reduced sensitivity to interest rates.

Also, we believe a more normal interest rate environment can fuel stronger economic growth. For example, in an expanding economy, higher interest rates can provide greater incentive for banks to extend loans to small businesses because lending activities would be more profitable. Small businesses are an important engine of job growth, so with increased access to capital, small businesses are better positioned to grow and hire more people.

In closing, we thank you for your continued trust in Calamos Investments. We are honored you have chosen us to help you achieve your financial objectives. If you’d like to learn more about our views on the markets and investment opportunities, please visit us at www.calamos.com for commentary, blogs and videos.

Sincerely,

John P. Calamos, Sr.

Founder, CEO and Global Co-CIO

**	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing. The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt. Prior to May 22, 2015, this leverage limitation was measured according to the Fund’s total assets.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	3

Letter to Shareholders

Before investing, carefully consider a Fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The BofA ML All U.S. Convertibles Index is representative of the U.S. convertible market. The Credit Suisse High Yield Index is considered generally representative of the U.S. market for high yield bonds. The S&P 500 Index represents the U.S. equity market. Source: Lipper

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 34.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/15
Common Shares – Inception 3/27/15
Since Inception**
On Market Price	-19.79%
On NAV	-5.78%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Cumulative since inception.

SECTOR WEIGHTINGS
Information Technology	24.7%
Health Care	19.1
Consumer Discretionary	15.2
Financials	14.2
Industrials	5.5
Utilities	4.6
Energy	4.4
Telecommunication Services	3.7
Consumer Staples	1.8
Materials	1.7

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

DYNAMIC CONVERTIBLE AND

INCOME FUND (CCD)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Dynamic Convertible and Income Fund (CCD), brought to market in March 2015, is a total-return-oriented offering that seeks to provide a steady stream of income paid out on a monthly basis. We invest in a diversified portfolio of convertible and high-yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned over the long term to generate capital gains as well as income. The dynamic allocation of security types also provides us with opportunities to manage the risk/reward characteristics of the portfolio over full market cycles.

Through this approach, we seek to offer investors an attractive monthly distribution. The product provides an alternative to funds investing exclusively in investment grade fixed-income instruments, and seeks to be less sensitive to interest rates, while providing equity exposure through the use of convertibles. Like all six Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out on a monthly basis through investment in multiple asset classes.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund decreased 5.78% on a net asset value (NAV) basis and retreated 19.79% on a market price basis since inception on March 27, 2015 through October 31, 2015 versus a decline of 3.11% for the BofA ML All U.S. Convertibles Index over the same period.

At the end of the reporting period, the Fund’s shares traded at a 10.86% discount to net asset value.

Convertible-oriented closed-end funds (CEFs) have experienced especially wide disconnects in prices versus net asset values (NAV), exacerbated by the recent sell-off in the high yield sector. We believe the sell-off of Calamos CEFs is largely sentiment driven and not in line with fundamentals, as evidenced by NAV performance that is much more aligned with comparable indexes. We believe this may present a great entry point for investors who can look past the short-term emotion driving the CEF market and instead focus on fundamentals. We believe Calamos has a well-established track record of navigating market volatility and using innovative strategies to generate income with less vulnerability to duration risk.

6	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Investment Team Discussion

CCD DAILY NAV AND MARKET PRICE

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the annual period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month since the first distribution in June 2015, the Fund distributed $0.1670 per share, resulting in a current annualized distribution rate of 10.39% of market price as of October 31, 2015.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2015, the dividend yield of S&P 500 Index stocks averaged approximately 2.0%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.14% and 2.92%, respectively.

What factors influenced performance over the reporting period?

Downturns in both the high yield and convertible bond markets contributed to the Fund’s negative performance since its inception in March 2015. The convertible bond market, as measured by the BofA ML All U.S. Convertibles Index, fell 3.11% during the period.

In terms of economic sectors, our underweight to and selection in energy was helpful to performance as our underweight in oil and gas exploration and production was additive relative to the BofA ML All U.S. Convertibles Index. We also did not own any names in the strongly underperforming coal and consumable fuels industry.

ASSET ALLOCATION AS OF 10/31/15

Fund asset allocations are based on total investments and may vary over time.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	7

Investment Team Discussion

Our selection in industrials (trading companies and distributors, industrial machinery) was additive. We also had no holdings in the strongly lagging electrical components and equipment industry. Lastly, our allocation to corporate bonds performed positively.

Detractors to performance were an underweight to and selection in information technology (Internet software and services, communications equipment, systems software, technology hardware, software and peripherals). In addition, our selection in telecommunication services (alternative carriers, integrated telecommunication services) hindered performance.

How is the Fund positioned?

We continue to hold our highest allocations in the BB credit tier as we believe this exposure will offer investors a better risk/return dynamic while continuing to provide regular income. Given our limited exposure to bonds rated below B, we were less negatively impacted than other comparable funds that invest in lower-credit high yield bonds. From an economic sector perspective, our heaviest exposures are in the information technology, health care and consumer discretionary sectors. We believe that these sectors should outperform given where we are in the economic recovery cycle and current demographic trends. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from a rising equity market, and manage overall portfolio risk. As of October 31, 2015, over 75% our portfolio was invested in convertible securities. We believe this will enable our shareholders to take advantage of opportunities in the general equity markets as we are not deterred by recent market volatility. Long-term, however, we believe patient investors should be rewarded for an allocation to convertibles and high yield at current levels.

The average credit quality of the portfolio is higher than that of the BofA ML All U.S. Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. This worked well for us as lower-credit securities came under pressure, especially during the third quarter of 2015. We currently view the lowest credit tiers of the market as less attractive, in spite of their recent sell-off, given their pricing and our outlook for a slower-growth global economy. That said, we do selectively invest in lower-credit securities when we believe the risk/return dynamics are favorable for our investors.

Additionally, where the risk/reward is compelling, we are investing in global businesses with the ability to seek the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio companies are performing well fundamentally, earning attractive cash flow margins and improving their credit profiles while utilizing, what we believe to be, reasonable debt levels to fund their operations.

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. The portfolio is currently employing leverage at 29%.

8	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Investment Team Discussion

What are your closing thoughts for Fund shareholders?

We believe that investing in convertibles provides a means to participate in a portion of the equity market upside and to achieve a measured degree of downside protection. We expect markets to remain turbulent, which we see as a positive for convertibles. In this respect, we believe returns are best viewed over a full market cycle. As we maintain an overall “cautiously optimistic” view of the U.S. economy, we believe exposure to equity-sensitive convertibles will allow the Fund to optimize total return. We are also encouraged by the strong continued issuance of convertibles, which we believe will provide broad investment opportunities through the space. We believe our dynamic allocation mandate allows us to deploy assets over different asset classes to benefit our shareholders. Accordingly, we believe that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	9

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (27.7%)
	Consumer Discretionary (6.2%)
7,156,000	DISH DBS Corp.m 6.750%, 06/01/21	$7,419,877
5,882,000	FCA US, LLCm 8.250%, 06/15/21	6,308,445
4,411,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	4,559,871
5,919,000	Goodyear Tire & Rubber Companym 8.750%, 08/15/20	7,062,107
4,902,000	MGM Resorts Internationalm 6.750%, 10/01/20	5,242,076
1,961,000	Neiman Marcus Group Ltd., LLC* 8.000%, 10/15/21	2,034,538

		32,626,914

	Consumer Staples (1.0%)
4,804,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	5,149,288

	Energy (2.5%)
490,000	Gulfport Energy Corp. 7.750%, 11/01/20	487,550
5,882,000	Oasis Petroleum, Inc.^ 7.250%, 02/01/19	5,654,072
7,352,000	SESI, LLCm 6.375%, 05/01/19	7,295,096

		13,436,718

	Financials (2.0%)
3,850,000	Ally Financial, Inc.m 6.250%, 12/01/17	4,119,500
5,882,000	International Lease Finance Corp.m 8.750%, 03/15/17	6,363,589

		10,483,089

	Health Care (3.8%)
5,784,000	Endo International, PLCm*‡ 7.750%, 01/15/22	6,008,130
7,352,000	Tenet Healthcare Corp.m^ 6.750%, 02/01/20	7,466,875
7,156,000	VPII Escrow Corp.m* 7.500%, 07/15/21	6,552,213

		20,027,218

	Industrials (3.7%)
4,902,000	Icahn Enterprises, LPm 6.000%, 08/01/20	5,128,717
2,043,000	Michael Baker International, LLCm* 8.250%, 10/15/18	2,016,186
4,902,000	United Continental Holdings, Inc.m 6.375%, 06/01/18	5,211,439
6,470,000	United Rentals North America, Inc.m 7.625%, 04/15/22	7,028,037

		19,384,379

PRINCIPAL AMOUNT		VALUE

	Information Technology (1.8%)
2,135,000	Alliance Data Systems Corp.* 6.375%, 04/01/20	$2,216,397
6,470,000	First Data Corp.m 12.625%, 01/15/21	7,424,325

		9,640,722

	Materials (1.4%)
2,941,000	Constellium, NV*^ 8.000%, 01/15/23	2,520,069
4,902,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	4,944,893

		7,464,962

	Telecommunication Services (3.2%)
4,706,000	Frontier Communications Corp.m 8.500%, 04/15/20	4,864,827
8,235,000	Intelsat, SA 7.750%, 06/01/21	4,977,028
7,745,000	Sprint Corp.m 7.625%, 02/15/25	6,844,644

		16,686,499

	Utilities (2.1%)
4,853,000	Calpine Corp.m* 7.875%, 01/15/23	5,210,909
5,882,000	NRG Energy, Inc.m 7.875%, 05/15/21	5,845,237

		11,056,146

	TOTAL CORPORATE BONDS (Cost $154,159,345)	145,955,935

CONVERTIBLE BONDS (76.5%)
	Consumer Discretionary (13.2%)
4,500,000	CalAtlantic Group, Inc.~ 1.250%, 08/01/32	5,102,325
2,000,000	Ctrip.com International, Ltd.* 1.000%, 07/01/20	2,232,300
4,400,000	Jarden Corp.m^ 1.125%, 03/15/34	4,843,982
2,830,000	Lennar Corp.m* 3.250%, 11/15/21	6,043,550
6,150,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)m^§ 0.750%, 03/30/43	9,868,351
5,182,000	Liberty Media Corp.m 1.375%, 10/15/23	5,309,477
	Priceline Group, Inc.m^
8,550,000	0.900%, 09/15/21	9,091,942
6,370,000	0.350%, 06/15/20	8,289,695
2,500,000	Restoration Hardware Holdings, Inc.m*^ 0.000%, 06/15/19	2,647,475
14,450,000	Tesla Motors, Inc.m^ 1.250%, 03/01/21	12,610,443

10	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE
3,750,000	Toll Brothers Finance Corp.m^ 0.500%, 09/15/32	$3,885,131

		69,924,671

	Energy (2.5%)
4,200,000	Chesapeake Energy Corp.^ 2.500%, 05/15/37	3,612,546
10,760,000	Whiting Petroleum Corp.m*^~ 1.250%, 04/01/20	9,420,864

		13,033,410

	Financials (8.2%)
5,300,000	AmTrust Financial Services, Inc. 2.750%, 12/15/44	5,190,688
	Ares Capital Corp.m
6,100,000	5.750%, 02/01/16	6,142,487
4,250,000	4.375%, 01/15/19^	4,369,276
1,500,000	Blackstone Mortgage Trust, Inc. 5.250%, 12/01/18	1,571,145
2,000,000	Colony Capital, Inc. 3.875%, 01/15/21	1,938,750
2,650,000	Extra Space Storage, LP*^ 3.125%, 10/01/35	2,804,932
2,200,000	Jefferies Group, Inc.m^ 3.875%, 11/01/29	2,243,835
3,480,000	MGIC Investment Corp.m^ 2.000%, 04/01/20	5,077,685
	Prospect Capital Corp.m
2,300,000	5.750%, 03/15/18^	2,297,712
2,000,000	4.750%, 04/15/20	1,797,880
5,800,000	Starwood Property Trust, Inc.m~ 4.550%, 03/01/18	5,870,383
4,075,000	Starwood Waypoint Residential Trust 3.000%, 07/01/19	3,976,283

		43,281,056

	Health Care (16.5%)
2,600,000	Acorda Therapeutics, Inc. 1.750%, 06/15/21	2,757,482
1,000,000	Anacor Pharmaceuticals, Inc. 2.000%, 10/15/21	3,629,865
3,400,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	4,929,473
3,450,000	Cepheidm^ 1.250%, 02/01/21	3,075,744
3,000,000	Depomed, Inc.^ 2.500%, 09/01/21	3,437,280
4,165,000	Emergent Biosolutions, Inc.^ 2.875%, 01/15/21	5,109,268
1,300,000	Gilead Sciences, Inc.m^ 1.625%, 05/01/16	6,234,559
6,000,000	HealthSouth Corp.^ 2.000%, 12/01/43	6,548,040
6,100,000	Hologic, Inc.‡ 2.000%, 03/01/42	8,218,621

PRINCIPAL AMOUNT		VALUE
3,300,000	Illumina, Inc.m^ 0.250%, 03/15/16	$5,655,771
3,435,000	Impax Laboratories, Inc.*^ 2.000%, 06/15/22	3,159,822
3,835,000	Incyte Corp.m 1.250%, 11/15/20	8,942,453
2,300,000	Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	2,734,171
4,500,000	Isis Pharmaceuticals, Inc.m*^ 1.000%, 11/15/21	4,502,115
4,500,000	Jazz Investments I, Ltd.m^ 1.875%, 08/15/21	4,764,240
2,400,000	Medidata Solutions, Inc.m^ 1.000%, 08/01/18	2,526,852
2,900,000	Molina Healthcare, Inc.m^ 1.625%, 08/15/44	3,556,894
3,300,000	NuVasive, Inc. 2.750%, 07/01/17	4,144,190
3,150,000	Wright Medical Group, Inc.* 2.000%, 02/15/20	2,989,807

		86,916,647

	Industrials (1.9%)
2,500,000	Air Lease Corp.^ 3.875%, 12/01/18	3,408,188
1,750,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	2,103,955
3,500,000	Trinity Industries, Inc.m 3.875%, 06/01/36	4,537,802

		10,049,945

	Information Technology (33.0%)
5,935,000	Citrix Systems, Inc.m^ 0.500%, 04/15/19	6,762,398
3,500,000	Euronet Worldwide, Inc.m* 1.500%, 10/01/44	4,481,190
4,475,000	Finisar Corp.^ 0.500%, 12/15/33	4,020,810
	FireEye, Inc.*
5,428,000	1.000%, 06/01/35^	4,690,579
4,234,000	1.625%, 06/01/35	3,563,673
2,717,000	Integrated Device Technology, Inc.* 0.875%, 11/15/22	2,831,114
	Intel Corp.^
5,900,000	3.250%, 08/01/39	9,707,476
2,600,000	2.950%, 12/15/35m	3,312,361
7,600,000	LinkedIn Corp.m* 0.500%, 11/01/19	8,260,896
2,100,000	Mentor Graphics Corp.m^ 4.000%, 04/01/31	2,882,408
7,400,000	Microchip Technology, Inc.m*^ 1.625%, 02/15/25	7,715,758
3,850,000	Micron Technology, Inc.m 3.125%, 05/01/32	7,046,674

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	11

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE
3,500,000	Novellus Systems, Inc.^ 2.625%, 05/15/41	$7,973,017
5,750,000	NVIDIA Corp.m 1.000%, 12/01/18	8,423,606
5,025,000	NXP Semiconductors, NVm*~ 1.000%, 12/01/19	5,403,558
	ON Semiconductor Corp.m
3,500,000	1.000%, 12/01/20*^	3,447,798
3,100,000	2.625%, 12/15/26	3,711,599
875,000	Palo Alto Networks, Inc.^ 0.000%, 07/01/19	1,355,082
2,400,000	Proofpoint, Inc.* 0.750%, 06/15/20	2,711,376
4,125,000	Red Hat, Inc.m^ 0.250%, 10/01/19	5,279,010
9,100,000	Salesforce.com, Inc.m^ 0.250%, 04/01/18	11,852,522
	SanDisk Corp.
7,500,000	0.500%, 10/15/20m~	7,900,688
650,000	1.500%, 08/15/17^	1,037,280
4,300,000	ServiceNow, Inc.m^ 0.000%, 11/01/18	5,353,285
	SunEdison, Inc.*^
9,600,000	0.250%, 01/15/20m	5,226,528
2,600,000	2.625%, 06/01/23	1,233,999
4,075,000	SunPower Corp.m^ 0.750%, 06/01/18	5,101,391
4,500,000	Synchronoss Technologies, Inc.m^ 0.750%, 08/15/19	4,586,333
	Take-Two Interactive Software, Inc.
2,950,000	1.000%, 07/01/18m^	4,716,342
800,000	1.750%, 12/01/16	1,403,608
10,075,000	Twitter, Inc.m^ 1.000%, 09/15/21	8,874,916
3,250,000	Verint Systems, Inc.m^ 1.500%, 06/01/21	3,290,609
3,300,000	Workday, Inc. 1.500%, 07/15/20	3,946,008
6,000,000	Yahoo!, Inc.m^~ 0.000%, 12/01/18	5,999,850

		174,103,742

	Materials (0.6%)
3,200,000	RTI International Metals, Inc.m 1.625%, 10/15/19	3,276,032

	Utilities (0.6%)
3,400,000	NRG Yield, Inc.* 3.250%, 06/01/20	3,027,479

	TOTAL CONVERTIBLE BONDS (Cost $434,803,296)	403,612,982

PRINCIPAL AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (0.6%)¤
Corporate Bonds (0.5%)
	Consumer Discretionary (0.1%)
144,000	DISH DBS Corp.m 6.750%, 06/01/21	$149,310
118,000	FCA US, LLCm 8.250%, 06/15/21	126,555
89,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	92,004
119,000	Goodyear Tire & Rubber Companym 8.750%, 08/15/20	141,982
98,000	MGM Resorts Internationalm 6.750%, 10/01/20	104,799
39,000	Neiman Marcus Group Ltd., LLC* 8.000%, 10/15/21	40,462

		655,112

	Consumer Staples (0.0%)
96,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	102,900

	Energy (0.1%)
10,000	Gulfport Energy Corp. 7.750%, 11/01/20	9,950
118,000	Oasis Petroleum, Inc.^ 7.250%, 02/01/19	113,428
148,000	SESI, LLCm 6.375%, 05/01/19	146,854

		270,232

	Financials (0.0%)
77,000	Ally Financial, Inc.m 6.250%, 12/01/17	82,390
118,000	International Lease Finance Corp.m 8.750%, 03/15/17	127,661

		210,051

	Health Care (0.1%)
116,000	Endo International, PLCm*‡ 7.750%, 01/15/22	120,495
148,000	Tenet Healthcare Corp.m^ 6.750%, 02/01/20	150,313
144,000	VPII Escrow Corp.m* 7.500%, 07/15/21	131,850

		402,658

	Industrials (0.1%)
98,000	Icahn Enterprises, LPm 6.000%, 08/01/20	102,533
41,000	Michael Baker International, LLCm* 8.250%, 10/15/18	40,462
98,000	United Continental Holdings, Inc.m 6.375%, 06/01/18	104,186

12	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE
130,000	United Rentals North America, Inc.m 7.625%, 04/15/22	$141,212

		388,393

	Information Technology (0.0%)
43,000	Alliance Data Systems Corp.* 6.375%, 04/01/20	44,639
130,000	First Data Corp.m 12.625%, 01/15/21	149,175

		193,814

	Materials (0.0%)
59,000	Constellium, NV*^ 8.000%, 01/15/23	50,556
98,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	98,857

		149,413

	Telecommunication Services (0.1%)
94,000	Frontier Communications Corp.m 8.500%, 04/15/20	97,173
165,000	Intelsat, SA 7.750%, 06/01/21	99,722
155,000	Sprint Corp.m 7.625%, 02/15/25	136,981

		333,876

	Utilities (0.0%)
97,000	Calpine Corp.m* 7.875%, 01/15/23	104,154
118,000	NRG Energy, Inc.m 7.875%, 05/15/21	117,262

		221,416

	TOTAL CORPORATE BONDS	2,927,865

NUMBER OF CONTRACTS		VALUE
Purchased Options (0.1%) #
	Information Technology (0.1%)
2,000	Xilinx, Inc. Call, 01/15/16, Strike $47.00	517,000

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $3,778,483)	3,444,865

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (29.3%)
	Consumer Discretionary (2.0%)
81,750	Fiat Chrysler Automobiles, NVµ^ 7.875%	10,499,071

NUMBER OF SHARES		VALUE

	Consumer Staples (1.5%)
29,400	Post Holdings, Inc.m 5.250%	$3,579,450
84,300	Tyson Foods, Inc.m 4.750%	4,413,105

		7,992,555

	Energy (1.2%)
9,110	Chesapeake Energy Corp.m 5.750%	3,466,355
96,825	Southwestern Energy Companym 6.250%	2,714,973

		6,181,328

	Financials (9.9%)
104,000	Affiliated Managers Group, Inc.m 5.150%	6,064,500
70,700	American Tower Corp.m^ 5.250%	7,522,480
9,225	Bank of America Corp.m 7.250%	10,193,625
43,500	Crown Castle International Corp.m 4.500%	4,622,745
12,155	Wells Fargo & Companym 7.500%	14,403,675
76,025	Welltower, Inc. 6.500%	4,493,838
97,000	Weyerhaeuser Companym 6.375%	4,868,430

		52,169,293

	Health Care (6.6%)
16,825	Allergan, PLCm^ 5.500%	17,609,550
34,500	Amsurg Corp.m^ 5.250%	4,651,635
275,975	Anthem, Inc. 5.250%	12,843,876

		35,105,061

	Industrials (1.8%)
67,900	Stanley Black & Decker, Inc.m^ 6.250%	8,152,074
15,000	Stericycle, Inc.^ 5.250%	1,398,300

		9,550,374

	Information Technology (0.1%)
755	SunEdison, Inc.^ 6.750%	479,425

	Materials (0.3%)
58,400	Alcoa, Inc.^ 5.375%	1,847,192

See accompanying Notes to Schedule of Investments	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	13

Schedule of Investments    October 31, 2015

NUMBER OF SHARES		VALUE

	Telecommunication Services (2.1%)
45,662	Frontier Communications Corp. 11.125%	$4,526,474
96,000	T-Mobile USA, Inc.m^ 5.500%	6,383,040

		10,909,514

	Utilities (3.8%)
121,000	Dominion Resources, Inc.m 6.375%	6,005,230
83,600	Exelon Corp.m 6.500%	3,491,136
192,000	NextEra Energy, Inc.m^ 5.799%	10,563,840

		20,060,206

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $168,798,720)	154,794,019

COMMON STOCK (0.4%)
	Industrials (0.4%)
19,545	United Technologies Corp.m (Cost $2,285,330)	1,923,423

SHORT TERM INVESTMENT (6.1%)
32,152,981	Fidelity Prime Money Market Fund - Institutional Class (Cost $32,152,981)	32,152,981

TOTAL INVESTMENTS (140.6%) (Cost $795,978,155)		741,884,205

LIABILITIES, LESS OTHER ASSETS (-40.6%)		(214,412,428)

NET ASSETS (100.0%)		$527,471,777

NOTES TO SCHEDULE OF INVESTMENTS

m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $483,705,405. $93,310,970 of the collateral has been re-registered by one of the counterparties, BNP (see Note 7—Borrowings).

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2015.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $9,391,049.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

14	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    October 31, 2015

ASSETS
Investments in securities, at value (cost $795,978,155)	$741,884,205
Cash with custodian (interest bearing)	42
Receivables:
Accrued interest and dividends	5,282,939
Investments sold	13,165,732
Other assets	7,927
Total assets	760,340,845
LIABILITIES
Payables:
Notes payable	220,000,000
Investments purchased	12,072,530
Affiliates:
Investment advisory fees	632,008
Deferred compensation to trustees	7,927
Financial accounting fees	7,287
Trustees’ fees and officer compensation	506
Other accounts payable and accrued liabilities	148,810
Total liabilities	232,869,068
NET ASSETS	$527,471,777
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 24,384,692 shares issued and outstanding	$581,063,629
Undistributed net investment income (loss)	(1,980,779)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	2,482,877
Unrealized appreciation (depreciation) of investments	(54,093,950)
NET ASSETS	$527,471,777
Net asset value per common shares based upon 24,384,692 shares issued and outstanding	$21.63

See accompanying Notes to Financial Statements	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	15

Statement of Operations    Period Ended October 31, 2015*

INVESTMENT INCOME
Interest	$12,340,643
Dividends	4,910,164
Securities lending income	36,176
Total investment income	17,286,983

EXPENSES
Investment advisory fees	4,397,625
Interest expense and related fees	1,072,353
Legal fees	156,142
Printing and mailing fees	77,779
Financial accounting fees	50,663
Organizational fees	43,498
Trustees’ fees and officer compensation	43,061
Audit fees	35,507
Accounting fees	28,388
Custodian fees	16,957
Transfer agent fees	9,562
Other	3,608
Total expenses	5,935,143
NET INVESTMENT INCOME (LOSS)	11,351,840

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	11,580,827
Purchased options	83,134
Foreign currency transactions	2,366
Written options	(2,154,852)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(53,924,867)
Purchased options	(169,083)
NET GAIN (LOSS)	(44,582,475)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(33,230,635)

*	Dynamic Convertible and Income Fund commenced operations on March 27, 2015.

16	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

PERIOD ENDED OCTOBER 31, 2015*
OPERATIONS
Net investment income (loss)	$11,351,840
Net realized gain (loss)	9,511,475
Change in unrealized appreciation/(depreciation)	(54,093,950)
Net increase (decrease) in net assets applicable to shareholders resulting from operations	(33,230,635)

DISTRIBUTIONS FROM
Net investment income	(20,361,217)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	582,184,249
Offering costs on shares	(1,120,620)
Net increase (decrease) in net assets from capital stock transactions	581,063,629
TOTAL INCREASE (DECREASE) IN NET ASSETS	527,471,777

NET ASSETS
Beginning of period	$—
End of period	527,471,777
Undistributed net investment income (loss)	$(1,980,779)

*	Dynamic Convertible and Income Fund commenced operations on March 27, 2015.

See accompanying Notes to Financial Statements	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	17

Statement of Cash Flows    Period Ended October 31, 2015*

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(33,230,635)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities, including purchased options	(904,480,780)
Net purchases of short term investments	(32,152,981)
Proceeds paid on closing written options	(3,928,554)
Proceeds from disposition of investment securities, including purchased options	154,176,167
Premiums received from written options	1,773,839
Amortization and accretion of fixed-income securities	(2,949,939)
Net realized gains/losses from investments, excluding purchased options	(11,580,827)
Net realized gains/losses from purchased options	(83,134)
Net realized gains/losses from written options	2,154,852
Change in unrealized appreciation or depreciation on investments, excluding purchased options	53,924,867
Change in unrealized appreciation or depreciation on purchased options	169,083
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(5,282,939)
Other assets	(7,927)
Increase/(decrease) in liabilities:
Payables to affiliates	647,728
Other accounts payable and accrued liabilities	148,810
Net cash provided by/(used in) operating activities	$(780,702,370)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	582,184,249
Offering costs related to shares sold	(1,120,620)
Distributions to shareholders	(20,361,217)
Proceeds from notes payable	220,000,000
Net cash provided by/(used in) financing activities	$780,702,412
Net increase/(decrease) in cash	$42
Cash at beginning of period	$—
Cash at end of period	$42
Supplemental disclosure
Cash paid for interest and related fees	$987,929

*	Dynamic Convertible and Income Fund commenced operations on March 27, 2015.

18	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Dynamic Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 11, 2014 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 27, 2015.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, at least 80% of the Fund’s managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund’s managed assets invested in convertible securities (including synthetic convertible securities, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities). The Fund may invest up to 50%of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets. The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible securities). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	19

Notes to Financial Statements

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

20	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $7,927 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2015. The Fund obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2015.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended October 31, 2015 were as follows:

Cost of purchases	$869,805,156
Proceeds from sales	142,834,727

The following information is presented on a federal income tax basis as of October 31, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	21

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at October 31, 2015 was as follows:

Cost basis of investments	$795,846,320

Gross unrealized appreciation	9,922,822
Gross unrealized depreciation	(63,884,937)

Net unrealized appreciation (depreciation)	$(53,962,115)

Note 4 – Income Taxes

For the fiscal year ended October 31, 2015, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income/(loss)	$7,028,598
Accumulated net realized gain/(loss) on investments	(7,028,598)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the period ended October 31, 2015 were characterized for federal income tax purposes as follows:

PERIOD ENDED October 31, 2015
Distributions paid from:
Ordinary income	$20,361,217

As of October 31, 2015, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$202,209
Undistributed capital gains	176,246

Total undistributed earnings	378,455
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(53,962,115)

Total accumulated earnings/(losses)	(53,583,660)
Other	(8,192)
Paid-in capital	581,063,629

Net assets applicable to common shareholders	$527,471,777

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 24,384,692 shares outstanding at October 31, 2015. Calamos Advisors owned 5,247 of the outstanding shares at October 31, 2015. Transactions in common shares were as follows:

PERIOD ENDED OCTOBER 31, 2015*
Beginning shares	5,247
Shares sold	24,379,445

Ending shares	24,384,692

*	Fund commenced operations on March 27, 2015.

22	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2015.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	23

Notes to Financial Statements

As of October 31, 2015, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended October 31, 2015, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at March 27, 2015*	—	$—
Option written	12,923	1,773,839
Options closed	(12,317)	(1,677,301)
Options exercised	(1)	(137)
Options expired	(605)	(96,401)

Options outstanding at October 31, 2015	—	$—

*	Fund commenced operations on March 27, 2015.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2015, the Fund did not hold any interest rate swap agreements.

As of October 31, 2015, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

ASSET DERIVATIVES FAIR VALUE
Options purchased[1]	$517,000

(1)	Generally, the statement of assets and liabilities location for “Options purchased” is “Investment in securities.”

For the period ended October 31, 2015, the volume of derivative activity for the Fund is reflected below:*

VOLUME
Options purchased	4,050
Options written	12,923

*	Activity during the period is measured by opened number of contracts for options purchased or written.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that

24	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

allows the Fund to borrow up to $135.0 million and a lending agreement, “Lending Agreement” as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $135.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus ..80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended October 31, 2015, the average borrowings under the Agreements were $214.0 million. For the period ended October 31, 2015, the average interest rate was 0.78%. As of October 31, 2015, the amount of total outstanding borrowings was $220.0 million ($110.0 million under the BNP Agreement and $110.0 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on October 31, 2015 was 0.84%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery of such Lent Securities, or equivalent securities, to be made to the Fund’s custodian, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As October 31, 2015, the Fund used approximately $64.3 million of its cash collateral to offset the SSB Agreement, representing 8.6% of managed assets, and was required to pay a “net income” payment equal to an annualized interest

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

rate of 0.46%, which can fluctuate depending on interest rates. As of October 31, 2015, approximately $62.7 million of securities were on loan ($44.8 million of fixed income securities and $17.9 million of equity securities) which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities.

Note 8 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$145,955,935	$—	$145,955,935
Convertible Bonds	—	403,612,982	—	403,612,982
Synthetic Convertible Securities (Corporate Bonds)	—	2,927,865	—	2,927,865
Synthetic Convertible Securities (Purchased Options)	517,000	—	—	517,000
Convertible Preferred Stocks	130,705,218	24,088,801	—	154,794,019
Common Stocks U.S.	1,923,423	—	—	1,923,423
Short Term Investment	32,152,981	—	—	32,152,981

Total	$165,298,622	$576,585,583	$—	$741,884,205

26	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout the period were as follows:

	March 27, 2015* through October 31, 2015
Net asset value, beginning of period	$23.88	(a)
Income from investment operations:
Net investment income (loss)*	0.48
Net realized and unrealized gain (loss)	(1.84)
Total from investment operations	(1.36)
Less distributions to common shareholders from:
Net investment income	(0.84)
Total distributions	(0.84)
Capital charge resulting from issuance of common and preferred shares and related offering costs	(0.05)
Premiums from shares sold in at the market offerings	—
Net asset value, end of period	$21.63
Market value, end of period	$19.28
Total investment return based on:(b)
Net asset value	(5.78%	)
Market value	(19.79%	)
Net assets, end of period (000)	$527,472
Ratios to average net assets applicable to common shareholders:
Net expenses	1.91%	(c)
Gross expenses prior to expense reductions and earnings credits	1.91%	(c)
Net expenses, excluding interest expense	1.56%	(c)
Net investment income (loss)	3.65%	(c)
Portfolio turnover rate	23%
Average commission rate paid	$0.0198
Asset coverage per $1,000 of loan outstanding(d)	$3,398

•	Commencement of operations.

*	Net investment income allocated based on average shares method.

(a)	Net of sales load of $1.125 on initial shares issued and beginning net asset value of $23.875.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Dynamic Convertible and Income Fund

We have audited the accompanying statement of assets and liabilities of Calamos Dynamic Convertible and Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2015, and the related statements of operations, statements of changes in net assets, cash flows and financial highlights for the period from March 27, 2015 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Dynamic Convertible and Income Fund as of October 31, 2015, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period from March 27, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2015

28	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $1,482,383 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2015.

Under Section 854(b)(2) of the Code, the Fund hereby designates 7.21% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2015.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	29

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, age at October 31, 2015, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 75*	Trustee and President (since 2015) Term Expires 2017	27	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

John E. Neal, 65	Trustee (since 2015) Term Expires 2018	27	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 64	Trustee (since 2015) Term Expires 2017	27	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 71	Lead Independent Trustee (since 2015) Term Expires 2016	27	Private investor

David D. Tripple, 71	Trustee (since 2015) Term Expires 2018	27	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, 51	Trustee (since 2015) Term Expires 2016	27	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Partner, Chelsea Partners (since 2011) (advisory services); Director, Bank of America/US Trust Company (until 2015); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)

Theresa A. Hamacher, 55	Trustee (since 2015) Term Expires 2016	27	President, Versanture Consulting, LLC (since 2015); President, NICSA, Inc. (non-profit association for investment management industry participants) (until 2015)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

****	Overseeing six portfolios in fund complex.

*****	Overseeing eight portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

30	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at October 31, 2015, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Nimish S. Bhatt, 52	Vice President and Chief Financial Officer (since 2015)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 48	Treasurer (since 2015)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 50	Vice President (since 2015)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 64	Vice President and Secretary (since 2015)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 64	Chief Compliance Officer (since 2015)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on July 16, 2015. The purpose of the annual meeting was to elect two trustees to the Fund’s board of trustees for a three-year term, elect two trustees to the Fund’s board of trustees for a one-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John E. Neal and Mr. David D. Tripple were nominated for reelection as trustees for a three-year term until the 2018 annual meeting or until his successor is duly elected and qualified, Ms. Virginia G. Breen and Ms. Theresa A. Hamacher were nominated for election as new trustees, for a one-year term beginning July 20, 2015 until the 2016 annual meeting or until her successor is duly elected and qualified and all were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
Virginia G. Breen	21,232,318.590	615,401	0
Theresa A. Hamacher	21,256,782.590	590,937	0
John E. Neal	21,240,472.590	607,247	0
David D. Tripple	21,248,872.590	598,847	0

Messrs. Calamos, Marsh, Rybak, and Timbers’ terms of office as trustees continued after the meeting, though Mr. Marsh resigned from the board of trustees on July 18, 2015.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	31

Supplemental Information    (Unaudited)

On September 22, 2015, the Board of Trustees of the Fund adopted an amendment to the Fund’s By-Laws to establish the courts of the State of Delaware as the exclusive forum for any derivative action or proceeding brought on behalf of the Fund, any action asserting a claim of breach of a fiduciary duty owed by any trustee, officer or other employee of the Fund, any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Fund’s Amended and Restated Agreement and Declaration of Trust or By-Laws, any action to interpret, apply, enforce or determine the validity of the Fund’s Amended and Restated Agreement and Declaration of Trust or By-Laws or any action asserting a claim governed by the internal affairs doctrine. The text of the amendment to the Fund’s By-Laws is set forth below. A copy of the Fund’s By-Laws shall be filed as an exhibit to the Fund’s Annual Report on Form N-SAR, filed with the Securities and Exchange Commission on or about December 30, 2015.

*    *    *

ARTICLE 12

Forum for Adjudication of Disputes

Unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other employee of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Amended and Restated Agreement and Declaration of Trust or these By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Amended and Restated Agreement and Declaration of Trust or these By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this Article 12, and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in this Article 12.

If any Covered Action is filed in a court other than the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any Shareholder, such Shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the first paragraph of this Article 12 (an “Enforcement Action”) and (ii) having service of process made upon such Shareholder in any such Enforcement Action by service upon such Shareholder’s counsel in the Foreign Action as agent for such Shareholder. Furthermore, except to the extent prohibited by any provision of the Delaware Statutory Trust Act or the Amended and Restated Agreement and Declaration of Trust, if any Shareholder shall initiate or assert a Foreign Action without the written consent of the Trust, then each such Shareholder shall be obligated jointly and severally to reimburse the Trust and any officer or Trustee of the Trust made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with any successful motion to dismiss, stay or transfer such Foreign Action based upon non-compliance with this Article 12.

If any provision or provisions of this Article 12 shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of this Article 12 (including, without limitation, each portion of any sentence of this Article 12 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

32	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	33

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

34	CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND ANNUAL REPORT	35

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2015, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2015 Calamos investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos investments LLC.

CCDANR 5 2015

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has six audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2015
Audit Fees(a)	$52,074
Audit-Related Fees(b)	$13,640
Tax Fees(c)	$—
All Other Fees(d)	$—

Total	$65,714

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2014	10/31/2015
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Co-Chief Investment Officers and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and Chairman, CEO and Global Co-CIO of CALAMOS ADVISORS and its predecessor company. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015, he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013, prior thereto he was a senior strategy analyst between July 2002 and July 2010. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Jeremy Hughes joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Hughes was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2008. Christopher Langs joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Langs was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2006. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009. David Kalis joined CALAMOS ADVISORS in February 2013 and has been a Co-CIO, Head of U.S. Growth Equity Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between March 2013 and September 2015 he was a Co-Portfolio Manager. Previously, he was a Managing Partner at Charis Capital Management LLC from 2010 until 2013. Prior thereto, Mr. Kalis was Senior Vice President, Institutional Asset Management Group at Northern Trust Global Investments from 2006 to 2009.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2015

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	29	20,465,479,064	9	827,819,239	1,813	1,731,981,241
John Hillenbrand	25	16,554,424,319	9	827,819,239	1,813	1,731,981,241
Jon Vacko	25	16,554,424,319	9	827,819,239	1,813	1,731,981,241
Eli Pars	21	17,396,048,845	5	530,797,218	1,813	1,731,981,241
David Kalis	18	14,032,695,797	7	702,488,609	1,813	1,731,981,241
Dennis Cogan	14	9,671,426,597	7	711,785,000	1,813	1,731,981,241
Nick Niziolek	14	9,671,426,597	7	711,785,000	1,813	1,731,981,241
Jeremy Hughes	8	6,837,229,144	1	12,239,755	0	—
Christopher Langs	8	6,837,229,144	1	12,239,755	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2015

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	799,806,374	0	—	0	—
John Hillenbrand	2	799,806,374	0	—	0	—
Jon Vacko	2	799,806,374	0	—	0	—
Eli Pars	2	799,806,374	0	—	0	—
David Kalis	1	192,390,005	0	—	0	—
Dennis Cogan	2	799,806,374	0	—	0	—
Nick Niziolek	2	799,806,374	0	—	0	—
Jeremy Hughes	0	—	0	—	0	—
Christopher Langs	0	—	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2015, John P. Calamos, Sr. our Global Co-CIO, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries.

As of October 31, 2015, Jon Vacko, John Hillenbrand, Eli Pars, Jeremy Hughes, Christopher Langs, Dennis Cogan, David Kalis and Nick Niziolek receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units or a combination of restricted stock units and stock options.

The amounts paid to all portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The portfolio managers’ compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All portfolio managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2015 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

(a)(4) As of October 31, 2015, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	Over $1,000,000
Dave Kalis	None
Dennis Cogan	None
Nick Niziolek	None
John Hillenbrand	None
Jeremy Hughes	None
Eli Pars	None
Chris Langs	None
Jon Vacko	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 7, 2015-August 6, 2015	107,370	$21.93	107,370	$17,624,175
August 7, 2015-September 6, 2015	129,019	20.30	129,019	15,002,281
September 7, 2015-October 6, 2015	135,375	19.39	135,375	12,381,392
October 7, 2015-October 31, 2015	144,655	18.98	144,655	9,631,671
Total	516,429		516,429

The program, providing for purchases by the fund’s investment adviser, Calamos Advisors LLC, was initially described in the pre-effective filing of the registrant’s registration statement filed February 12, 2015 and was announced by press release following the registrant’s effective date on March 27, 2015 with an update announced via press release on May 13, 2015. The program commenced on July 7, 2015 and will continue through February 25, 2016 with a total approved purchase amount of up to $20,000,000 of the registrant’s common shares.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Dynamic Convertible and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 22, 2015

By: /s/ Nimish S. Bhatt

Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 22, 2015

By: /s/ Nimish S. Bhatt

Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 22, 2015